Exhibit 99.1 2019 Barclays CEO Energy-Power Conference Lorenzo Simonelli Chairman & CEO September 3, 2019 Confidential. Not to be copied, distributed, or reproduced without prior approval.

This presentation (and oral statements made regarding the subjects of this release) may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, (each a “forward-looking statement”). The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “project,” “foresee,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. There are many risks and uncertainties that could cause actual results to differ materially from our forward-looking statements. These forward-looking statements are also affected by the risk factors described in the Company’s annual report on Form 10-K for the period ended December 31, 2018 and quarterly report on Form 10-Q for the period ended June 30, 2019 and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the Company’s website at: www.investors.bhge.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval (“EDGAR”) system at: www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. The Company presents its financial results in accordance with GAAP which includes the results of Baker Hughes and GE Oil & Gas from the transaction closing date of July 3, 2017. However, management believes that using additional non-GAAP measures will enhance the evaluation of the profitability of the Company and its ongoing operations. See Exhibit 99.1 in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2019 for a reconciliation of GAAP to non-GAAP financial measures. 2 © 2019 Baker Hughes, a GE company - All rights reserved

Macro environment challenges us to re-invent ourselves Recent commodity price volatility Current macro expectations $140 $6 • NAM oil production growing … +1.9 MMbd by $120 $5 end-2020 $100 $4 • Global oil supply flexible … NAM growth, OPEC $80 $3 group has 2.2 MMbd spare capacity $60 $2 $40 • Oil prices likely rangebound … sufficient supply, $20 $1 demand growth slowing $0 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 • Gas expected to outgrow other fossils … Brent Spot 3 Month Moving Avg. ($/Bbl) transition fuel Henry Hub 3 Month Moving Avg. ($/Mcf) In this changing environment, having a differentiated portfolio is more critical than ever Source: Bloomberg; EIA Short-Term Energy Outlook 3 © 2019 Baker Hughes, a GE company - All rights reserved

BHGE today is not an ordinary OFSE company

~70% Total company revenue outside NAM

~60% OFS revenue outside NAM

~40% Revenue more "industrial" in nature (TPS, DS) … strong aftermarket service entitlement

~40% OFS revenue tied to production … artificial lift, chemicals

3.0% Net capex % of revenue since forming BHGE … less capital intensive than peer group

$15B Total company aftermarket service backlog … TPS, OFE, DS

Our strategic priorities are focused on building a differentiated energy technology company

BAKER HUGHES a GE company

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© 2019 Baker Hughes, a GE company - All rights reserved

Evolving our strategic priorities 2017/2018 2018/2019 Next twelve months 1 Re-establish presence with 1 Deliver on synergies – SG&A 1 Continue delivering on margin customers … commercial + product cost improvement … product cost framework + service delivery cost 2 Growth … regain lost share in 2 Deliver on synergies – SG&A OFS (International) … 2 Portfolio alignment with position for LNG wave highest returns activities 3 Integration … bring cultures together 3 Refine operating mechanisms 3 Continued focus on … simplification & digitization operations … service delivery, project execution 4 Define roles & responsibilities 4 Preparation for separation from GE GE separation 5 Maintain technology DNA + 4 leadership 5 Deliver on free cash flow & returns potential 5 © 2019 Baker Hughes, a GE company - All rights reserved

2018/2019 execution against goals

2018/2019

1. Deliver on Synergies – SG&A + product cost
2. Growth … Regain lost share in OFS (International) … position for LNG wave
3. Refine operating mechanisms … simplification & digitization
4. Preparation for separation from GE

- ✓ Delivered synergies ~$100M above target in '18
- ✓ +10% orders, +5% revenue growth in '18 … 1H'19 +9% orders, +6% revenue growth vs. 1H'18
- ✓ Simplified regional org structure, TPS structure and footprint, enhanced execution accountability
- ✓ +216bps improvement in total company adjusted operating income margins in '18
- ✓ Commercial agreements with GE in place, initial sell-down Nov '18

BAKER HUGHES a GE company

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© 2019 Baker Hughes, a GE company - All rights reserved

Clear strategic priorities for the next 12 months 1• Continue delivering on margin improvement … product cost + service delivery cost 2• Portfolio alignment with highest returns activities 3• Continued focus on operations … service delivery, project execution 4• GE separation 5• Deliver on free cash flow potential 7 © 2019 Baker Hughes, a GE company - All rights reserved

1 Continue margin improvement initiatives Significant progress on expanding margins … launching next wave of improvement areas Adjusted operating income %, growth from 2Q’17 to 2Q’19 Drive product cost-out … improved Improvement in total procurement , product standardization +380bps company adjusted operating income margins Improve service delivery … better efficiency, utilization, execution Improvement in OFS +610bps segment operating income margins Drive supply chain excellence … process redesign, lean, on-time delivery ↓ 304 Reduction in SG&A as % of Digitize processes … efficiency through bps revenue from 3Q’17 to 2Q’19 digital capability, artificial intelligence 8 © 2019 Baker Hughes, a GE company - All rights reserved

2 Evolving the portfolio … differentiation for the future 2014 2018 Future state Industrial / Chemical Value Chain Industrial / Chemical Value Chain Industrial / 7% 10% Chemical Value Downstream Downstream Upstream Chain 6% 5% Midstream 11% Midstream Downstream 25% Leveraged to production Upstream Upstream 75% 60% Midstream Capturing the energy transition … greater exposure to midstream, chemicals, and industrial markets 9 © 2019 Baker Hughes, a GE company - All rights reserved

2 Evolving the portfolio … taking action & focusing on returns

High-grading portfolio



Rotoflow – *3Q'18*

AC Compressors - *2Q'18*

Recips - *2Q'19*

NGS - *3Q'18*

~$535M of proceeds from dispositions

Partnering to drive value

ADNOC أدنوك Drilling — *5% equity stake in 4Q'18*

C3.ai — *2Q'19 JV to accelerate software* development & AI deployment

POLYFLOW — *Acquired in 4Q'18; non*-metallic MOU with Saudi Aramco

~$640M reinvested in high returns areas

Investing in the right areas

~2,700 patents issued globally in 2018

$700M 2018 R&D spend



Leading LM9000 gas turbine launched … next gen LNG driver



Launched Subsea Connect & Aptara™



Investing in global Production Chemicals footprint in KSA and Singapore

Redeploying capital in accretive areas … focusing on returns

BAKER HUGHES a GE company

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© 2019 Baker Hughes, a GE company - All rights reserved

3 Continued focus on operations … delivering for customers

Strong international OFS growth



OFS international revenue indexed growth since 2Q'17
International rig count indexed growth since 2Q'17
+33%
+16%
2Q'17
2017
2018
2Q'19

Continued LNG success

Sanctioned FID LNG Projects with BHGE technology selected (MTPA)



3
21
46
2017
2018
2019 YTD

Source: BHGE Rig Count, Company filings

Focused on executing for customers

ADNOC Drilling

- Drilled over 100k feet with 97% drilling efficiency
- Saved more than 88 days of drilling time on first 8 wells

Equinor

- Fully integrated 8 drilling units + 2 already existing
- More than 330k feet drilled with best-in-class performance
- Awarded two additional fields based on early drilling performance

Continued excellence in LNG

- Yamal Train 3 start-up one year ahead of schedule
- Cheniere production increase to 4.7 – 5.0 MTPA per train
- Launched LM9000 gas turbine on Arctic-2 LNG
- Awarded contract for VG's 10 MTPA Calcasieu Pass

BAKER HUGHES a GE company

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© 2019 Baker Hughes, a GE company - All rights reserved

4 GE separation Commercial agreements in place … solidifies operational and commercial relationships for the long term … certainty for customers Initial sell-down in Nov ’18 … working collaboratively with GE as they pursue their orderly exit Investing in systems and processes that enable us to fully separate … e.g. IT, HR, and other back office systems 12 © 2019 Baker Hughes, a GE company - All rights reserved

5 Deliver on free cash flow potential

Capital allocation actions since deal close

$3 billion
Share buyback executed

$1.6 billion
Dividends paid

$1.4B / 3.0%
CAPEX spend / % of revenue

$1.4 billion
Research & development spend

160 bps
Reduction in cost of debt

A3 / A-
Investment grade rating

Improving working capital processes



Days Sales Outstanding-a)
103
80
2Q'17
2Q'19
Days To Pay-a)
69
99
2Q'17
2Q'19
Inventory Turns-a)
4.2
5.0
2Q'17
2Q'19

Goals going forward

- Commitment to capital discipline … capex up to 5% of revenue
- Delivering 90% free cash flow conversion
- Returning excess capital to shareholders

BAKER HUGHES a GE company

(a- Based on 5pt. combined business basis average. DSOs excludes impact from monetization winddown

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© 2019 Baker Hughes, a GE company - All rights reserved

At BHGE we are committed to social responsibility Core elements embedded in how we operate Improving Health, Safety, and Environment “Perfect HSE days” achieved 153 in ‘18 … up 20% year-over-year Days without a recordable injury, vehicle accident, and serious environmental spills or releases People Planet Principles I AM Responsible for a Perfect HSE Day • Empower people in a culture of inclusion and support communities to be vibrant places to live and work Driving carbon footprint reduction • Stewards of the environment, inventing technologies Net-zero BHGE CO for reduced impact and using resources wisely 2 emissions by 2050 While investing in our portfolio of advanced • Grounded on sound governance, effective policies and technologies to enable customer’s reduction guidelines, and transparency Leading the energy transition 14 © 2019 Baker Hughes, a GE company - All rights reserved

Incentive compensation metrics aligned Short-term financial metrics Long-term performance metrics Revenue Relative return on invested capital Operating income Relative total Free cash flow shareholder return Our compensation metrics are aligned to shareholder returns 15 © 2019 Baker Hughes, a GE company - All rights reserved

Summary Priorities aligned BHGE is not an 5 clear focus to shareholder ordinary OFSE areas for the returns … company next year accretive share, margins, cash 16 © 2019 Baker Hughes, a GE company - All rights reserved